The Parnassus Fund Profile


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                                  April 1, 1999

 This Profile summarizes key information about the Fund that is included in the prospectus. The prospectus contains additional information including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 800-999-3505.



Fund Objectives/Goals
 The Parnassus Fund is a stock fund whose goal is to achieve long-term growth of capital.

Principal Investment Strategies of the Fund
 The Fund invests mainly in domestic stocks and subscribes to the "contrarian" strategy of investing. This means that the Fund's Adviser seeks stocks that are currently out of favor with the investment community, but are believed to be financially sound and to have good prospects for the future. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales and earnings histories, net cash flow and outlook for future earnings.

 The Fund takes social as well as financial factors into account in making investment decisions. In general, The Parnassus Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.


  Additional information about the Fund's investments is available in the Fund's annual, semiannual and quarterly reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during the last fiscal year. You may obtain any of these reports at no cost by calling 800-999-3505.


Principal Risks of Investing in the Fund
 Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. Stock values fluctuate in response to activities of individual companies and general market and economic conditions both here and abroad. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

  The bar chart and table below give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of the Standard & Poor's 500 Index (a broad unmanaged measure of market performance) and the Lipper Growth Fund Average. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.




                                   (Bar chart)







  The Fund's highest and lowest returns for a quarter during the ten years shown in the bar chart were a loss of 26.9% for the 3rd quarter of 1990 and a gain of 44.6% for the last quarter of 1998.


                        Average annual total returns for
                         periods ended December 31, 1998
                              Past 1            Past 5           Past 10
                              Year              Years             Years
                              ----              -----             -----
Parnassus Fund                -2.15%             9.81%            12.23%
Lipper Growth Fund Average    22.86%            19.03%            17.18%
Standard&Poor's 500 Index     28.58%            24.01%            19.18%


Investment Adviser and Portfolio Manager
   The Fund's investment adviser is Parnassus Investments. Jerome L. Dodson, the adviser's president, is the person primarily responsible for the day-to-day management of the Fund's portfolio. He has served in that capacity since the Fund's inception in 1985.


Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder Fees (paid by the investor directly):
   Maximum Sales Charge (Load) Imposed
     on  Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.50%
   Redemption Fees . . . . . . . .  . . . . . . . . . . . . . . . . . . . . None
Annual Fund Operating Expenses (paid from Fund assets):
   Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.66%
   Distribution & Service (12b-1) Fees . . . . . . . . . . . . . . . . . . .None
   Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.44%
   Total Annual Fund Operating Expenses   . . . . . . . . . . . . . . . . .1.10%

   The example in the following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5%* return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
         1 Year        3 Years        5 Years         10 Years
         ------        -------        -------         --------
          $458          $687            $934           $1,643
 The expenses shown above are the total fees you would pay throughout the time period indicated---not ones you would pay every year. For example, the figure for ten years is not the annual expense figure, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

* The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be more or less than those shown.


Purchase of Fund Shares
   The Fund has a minimum initial investment of $2,000 and a minimum subsequent investment of $50. Retirement and Uniform Gift to Minor accounts and participants in the automatic investment plan have an initial minimum investment of $500. There is a sales charge assessed on fund purchases based on the following table:

  Account size          Sales Load      Account Size        Sales Load
  Less than $15,000        3.5%       $100,000-249,999           1.5%
  $15,000-24,999           3.0%       $250,000-499,999           1.0%
  $25,000-49,000           2.5%       $500,000-999,999           0.5%
  $50,000-99,999           2.0%       Over $1 million            None

Certain familial accounts may be added together for purposes of determining the load. Also, the load is waived for Parnassus employees, representatives registered with the NASD, certain qualified retirement plans and discretionary accounts of bank trust departments and registered investment advisers.

Sale of Fund Shares
  The Fund's shares are redeemable. Your shares may be redeemed in total or in part on any business day by written request. There is no redemption charge.

Fund Distributions and Tax Information
   The Fund intends to make distribution once a year, usually in December. You may choose to receive distributions in cash or reinvest them in additional shares of the Fund without a sales charge. The Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates) depending on the length of time that the Fund holds its assets.


Other Available Services
  The Fund maintains a toll-free 24-hour telephone system (800-999-3505) to provide shareholders with the current share price and other information. Between 8:30 am and 5 pm San Francisco time, you may obtain your account balance. Automated purchase and distribution plans are available. Shareholders receive annual, semiannual and quarterly reports, an annual account statement and a confirmation each time shares are purchased or redeemed.